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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)          November 8, 1999

                             ERLY Industries Inc.
              (Exact Name of Registrant as Specified in Charter)

         California                001-07894                   95-231-2900
 (State or Other Jurisdiction     (Commission                (IRS Employer
       of Incorporation)          File Number)              Identification No)

8641 United Plaza Boulevard
 Baton Rouge, Louisiana                                           70809
(Address of Principal Executive                                 (Zip Code)
            Offices)

Registrant's telephone number, including area code         (225) 922-4664

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On or about March 1, 1999, Postlethwaite & Netterville, APAC ("P&N") was appointed by the bankruptcy court in ERLY Industries, Inc.'s ("ERLY's") bankruptcy proceedings to prepare the tax returns of ERLY. On or about August 16, 1999, ERLY engaged P&N as its principal accountant to audit its balance sheet upon the effectiveness of its Chapter 11 Plan of Reorganization. P&N completed its audit of ERLY's balance sheet at August 20, 1999 and issued its report on October 4, 1999.


Item 7.  Financial Statements and Exhibits.

The following exhibits are filed with this report:


Exhibit      Description
-------      -----------
23           Consent of Postlethwaite & Netterville, APAC.
27           Financial Data Schedule.
99           ERLY Industries, Inc. Consolidated Balance Sheet as of August 20,
             1999, with accompanying Independent Auditors' Report.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ERLY INDUSTRIES, INC.
                                         ---------------------
                                         (Registrant)

Date:  November 11, 1999                 By:  /s/ Nanette N. Kelley
                                            ---------------------------------
                                              Nanette N. Kelley
                                              Chairman, President and
                                              Chief Executive Officer

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